Commitments and Contingencies (Details) - USD ($)		12 Months Ended
	Jun. 01, 2023	Dec. 31, 2023	Dec. 11, 2023	Dec. 01, 2023
Commitments and Contingencies [Line Items]
License consideration paid		$ 250,000
Milestone payments due, description		(i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of U.S. Food and Drug Administration (“FDA”) marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.
Aggregate amount				$ 49,272,323
Unpaid service fee	$ 793,112.46
Total amount			$ 1,007,700.5